Current trade and other receivables	12 Months Ended
Dec. 31, 2025
Current trade and other receivables
Current trade and other receivables

17 Current trade and other receivables

	2025	2024
	$m	$m
Trade receivables	10,289	8,335
Less: Expected credit loss provision (Note 28)	(52)	(33)
	10,237	8,302
Other receivables	2,017	1,579
Prepayments	2,034	1,737
Government grants receivable	45	25
Accrued income	844	1,329
Trade and other receivables	15,177	12,972

Trade receivables include $2,681m (2024: $667m) measured at FVOCI classified ‘hold to collect and sell’ as they are due from customers that the Group has the option to factor, or relate to bank acceptance drafts received in settlement of trade receivables per common practice in China.

All other financial assets included within Current trade and other receivables are held at amortised cost with carrying value being a reasonable approximation of fair value.